CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the year ended June 30, 2005 (the "Report") of Kearny Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, John N. Hopkins, President and Chief Executive Officer, and Albert E. Gossweiler, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ John N. Hopkins
                                       -----------------------------------------
                                       John N. Hopkins
                                       President and Chief Executive Officer



                                       /s/ Albert E. Gossweiler
                                       -----------------------------------------
                                       Albert E. Gossweiler
                                       Senior Vice President and Chief Financial
                                       Officer


September 26, 2005